Liberty Global
92,000 Followers
1 hour ago

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

ISS described the strategic rationale for the move "appears sound", while Glass Lewis said it was "in the best interest of shareholders".

Read more below: https://bit.ly/3D2PjG0

ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS...



LIBERTY
GLOBAL
KEY POINTS
from Liberty Global's
redomiciliation proposal

1/5

171

6 comments · 4 reposts

Liberty Global
92,000 Followers
1 hour ago

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

ISS described the strategic rationale for the move “appears sound”, while Glass Lewis said it was “in the best interest of shareholders”.

Read more below: https://bit.ly/3D2PjG0

ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS...



Facilitates value-enhancing transactions such as buybacks, dividends, spin-offs, divestitures and acquisitions

2/5

171 · 6 comments · 4 reposts

Liberty Global
92,000 Followers
1 hour ago

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

ISS described the strategic rationale for the move “appears sound”, while Glass Lewis said it was “in the best interest of shareholders”.

Read more below: https://bit.ly/3D2PjG0

ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS...



Reduces administrative expenses
and burdens

3/5

171

6 comments · 4 reposts

Liberty Global
92,000 Followers
1 hour ago

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

ISS described the strategic rationale for the move "appears sound", while Glass Lewis said it was "in the best interest of shareholders".

Read more below: https://bit.ly/3D2PjG0

ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS...



Not tax-driven – revenue and income would remain Europe-based, with no change to subsidiaries' tax residence

4/5

171 · 6 comments · 4 reposts

Liberty Global
92,000 Followers
1 hour ago

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

ISS described the strategic rationale for the move "appears sound", while Glass Lewis said it was "in the best interest of shareholders".

Read more below: https://bit.ly/3D2PjG0

ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS...


For more information
please go to
libertyglobal.com/redomiciliation/
LIBERTY
GLOBAL

5/5

171

6 comments · 4 reposts

Liberty Global @libertyglobal July 06

The leading independent proxy advisory firms ISS and Glass Lewis have recommended that shareholders vote in favour of our proposal to redomicile to Bermuda from England and Wales.

Read more here: https://bit.ly/3D2PjG0


LIBERTY GLOBAL
KEY POINTS
from Liberty Global's redomiciliation proposal
0:30